                                                                   Exhibit 99(a)


                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
           pursuant to Section 5.07(b) of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

-------------------------------------------------------------------------------

Distribution Date:  March 27, 2002

(i)     Amount of principal being paid or distributed:

        (a)    Certificates       (1)    $0.00
                                  (2) ( $ - , per $1,000 original principal amount of the Certificates)

(ii)    Amount of interest being paid or distributed on:

        (a)    Certificates       (1)    $229,225.00     2.6500000% (Based on 3-Month LIBOR)
                                  (2) (  $ 0.0000066, per $1,000 original principal amount of the Certificates)

        (b)    (1)    3 Mo. Libor for the reporting period from the previous Distribution Date was: 2.6000000%
               (2)    The Student Loan Rate was:     Not Applicable


(iii)   Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (a)    Distributed:           (1)    $0.00
                                      (2) ( $    - , per $1,000 original principal amount of the Certificates)
        (b)    Balance:               (1)   $    -
                                      (2) ( $    - , per $1,000 original principal amount of the Certificates)

(iv)    Pool Balance at end of related Collection Period:  $517,427,181.32

(v)     After giving effect to distributions on this Distribution Date:

        (a)    (1)    Certificate Balance:           $34,600,000.00
               (2)    Certificate Pool Factor:           1.00000000


(vi)    (a)    (1)    Amount of Servicing Fee for  related Collection Period:     $585,596.64
               (2)     $ 16.9247584 , per $1,000 original principal amount of the Notes.
        (b)    Amount of Excess Servicing Fee being distributed and remaining balance (if any):
               (1)    Distributed:   $0.00
                                     $ -  , per $1,000 original principal amount of the Certificates)
               (2)    Balance:       $0.00
                                     $ -  , per $1,000 original principal amount of the Certificates)
        (c)    Amount of Administration Fee for related Collection Period:     $3,000.00
                                 $ 0.0867052, per $1,000 original principal amount of the Certificates)




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
(vii)   (a)    Aggregate amount of Realized Losses (if any) for the related Collection Period:      $649.80
        (b)    Delinquent Contracts               # DISB.        %         $ AMOUNT        %
                                                  -------       ---        --------       ---
               30-60 Days Delinquent                1,157       1.45%    $ 14,340,309    3.32%
               61-90 Days Delinquent                  682       0.85%    $  8,840,069    2.05%
               91-120 Days Delinquent                 372       0.46%    $  4,265,539    0.99%
               More than 120 Days Delinquent          570       0.71%    $  7,457,403    1.73%
               Claims Filed Awaiting Payment          317       0.40%    $  2,424,626    0.56%
                                                 ---------     -------  -------------   ------
                  TOTAL                             3,098       3.87%    $ 37,327,946    8.64%

(viii)  Amount in the Reserve Account:   $1,632,255.94
                                         ---------------------------

(ix)    Amount in the Prefunding Account:     $0.00
                                         ---------------------------

(x)     Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
        be distributed as a payment of principal in respect of Notes:         $0.00
                                                                        --------------------

(xi)    Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
        to be distributed as a payment of principal in respect of Notes:       $0.00
                                                                        --------------------

(xii)   (a)    Cumulative TERI Claims Ration as of Distribution Date    7.21%
                                                                    --------------
        (b)    TERI Trigger Event has not occured.



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